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                           Morgan, Lewis & Bokius LLP
                               1800 M Street N.W.
                           Washington, D.C. 20036-5869
                                Tel: 202.467.7000
                                Fax: 202.467.7176

Michael Berenson
(202) 467-7450
mberenson@morganlewis.com

December 3, 2001

The American Life Insurance Company of New York
The American Separate Account 5
435 Hudson Street, 2nd Floor

New York, New York 10014

Re:      REGISTRATION NO. 333-62662

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-62662), which is to be filed with the Securities and Exchange Commission.

                                               Very truly yours,

                                               MORGAN, LEWIS & BOCKIUS LLP

                                               By:  /s/ Michael Berenson
                                                    --------------------
                                                    Michael Berenson